

LAREDO PETROLEUM

# 2016 First-Quarter Financial and Operating Results

May 2016

# Forward-Looking / Cautionary Statements

This presentation, including oral statements made in connection herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

## 1Q-16 Highlights

- Produced 46,202 BOE/d, beating midpoint of production guidance by 8%
- Reduced unit LOE by 36% YoY to $4.88/BOE from $7.58/BOE in 1Q-15 and by 16% QoQ from $5.83/BOE in 4Q-15
- Grew transported oil on the Medallion pipeline system to >83 MBOPD
- Recognized >$6.2 MM of cash benefits from prior LMS field infrastructure investments through reduced costs and increased revenues
- Received >$64 MM of cash settlements on commodity derivatives, net of premiums paid, increasing the average realized sales price by $29.33/BO for oil and $0.77/Mcf for natural gas

# Contiguous Acreage Drives Efficiencies

- **150,440 gross/129,673 net acres[1]**
- **~1,100 locations capable of generating at least 12% rate of return in current price environment[2]**
- **>80% of acreage supports 10,000' laterals**
- **Facilitates centralized infrastructure in production corridors that increase capital efficiency**



HOWARD
GLASSCOCK
STERLING
REAGAN
TOM GREEN
IRION
Laredo leasehold
Production corridor

***Contiguous acreage enables Laredo to achieve operational efficiencies by drilling longer laterals and leveraging centralized infrastructure***

[1] As of 3/31/16
[2] Utilizing Jan '16 benchmark pricing of WTI: $48.58/Bbl and HH: $2.87/Mcf

# FY-16 Budget Expectations

**Drilling 38 - 42 Hz Wells**

- ~95% targeting the UWC & MWC
- ~65% 10,000' laterals
- ~96% average working interest
- ~80% on multi-well pads
- ~55% on existing production corridors

**Operating 2.5 Hz Rigs**

- 3 Hz rigs 1H-16
- 2 Hz rigs 2H-16

**$345 MM FY-16E Capital Budget**


$280 MM
$35 MM
$17 MM
$13 MM
Drilling & completions[1]
Facilities
Land & seismic
Capitalized/other

***Expect ~90% of program to be funded by operating cash flow[2]***

[1] Includes $55 MM of carry-over capital ($46 MM spend in 1Q-16) and $13 MM for enhanced completions
[2] Utilizing benchmark pricing of WTI: $45.08/Bbl and HH: $2.42/Mcf
Note: Budget does not include Medallion capital investments

# 1Q-16 Operational Achievements

- Produced >46 MBOE/d, ~48% oil
  - 8% BOE beat to guidance midpoint
- Invested ~$90 MM in capital and increased FY-16 production guidance
- Completed 9 Hz wells in multiple zones
  - 99% average working interest

| Well Name | Zone | Completed Lateral Length (Ft) | 30-Day Average IP (BOE) | % of Type Curve[1] |
|---|---|---|---|---|
| SUGG-E-208-209-8SU | UWC | 7,304 | 1,041 | 144% |
| SUGG-A-171-5SU | UWC | 9,939 | 1,034 | 109% |
| SUGG-E-197-195-2SU | UWC | 10,029 | 1,203 | 126% |
| SUGG-E-197-195-1SU | UWC | 10,029 | 1,329 | 140% |
| SUGG-A-197-195-5SU | UWC | 9,937 | 770 | 81% |
| SUGG-E-197-195-3SU | UWC | 9,937 | 1,119 | 118% |
| SUGG-E-197-195-4SU | UWC | 10,029 | 903 | 95% |
| BODINE-A-174-173-2RM | MWC | 9,757 | 1,872 | 226% |
| BODINE-A-174-173-2RC | CLINE | 9,381 | 1,456 | 123% |
| 1Q-16 AVERAGE | | 9,594 | 1,192 | 129% |

[1] Adjusted for lateral length

# Raising FY-16 Production Guidance



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Production[1,2] (MBOE)
2011
2012
2013
2014
2015
FY-16E[3]

**Increasing FY-16 Production Guidance**

- 1Q-16 production of 46.2 MBOE/d, 8% above midpoint of guidance, attributable to
  - Earth Model utilization
  - Enhanced completions
  - Infrastructure investment benefits
  - Reduced well downtime

***Increased FY-16E production guidance to 15.8 - 16.1 MMBOE, up from 15.3 - 15.7 MMBOE***

[1] Production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 results have been converted to 3-stream using actual gas plant economics
[2] 2011 - 2013 adjusted for Granite Wash divestiture, closed August 1, 2013
[3] 2016E based on guidance provided for full-year 2016 in the Company's Press Release dated May 4, 2016

# Rig Cadence Drives Oil Percentage



Number of Gross Hz Completions per Quarter vs. % Oil Production
Number of Gross Hz Completions per Quarter
% Oil Production
30
20
10
0
55%
50%
45%
40%
46%
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16E

***Percent oil of total production to stabilize in 45% - 50% range as rig cadence normalizes from prior-year levels***

# Outstanding, Multi-Year Hedge Positions



$67.48[1]
$60.00[1]
$60.00[1]
100%
80%
60%
40%
20%
0%
% Oil Hedged
2Q-16 - 4Q-16
FY-17[2]
FY-18[2]



$3.00[1]
$2.65[1]
$2.71[1]
100%
80%
60%
40%
20%
0%
% Natural Gas Hedged
2Q-16 - 4Q-16
FY-17[2]
FY-18[2]

***Laredo's strong hedge position provides protection, time for action, and NGL pricing upside***

[1] Reflective of a weighted-average floor price
[2] Assuming flat 2016 production for 2017 and 2018

LAREDO PETROLEUM

# Financial Flexibility Benefits Stakeholder Value

- ~$612 million of liquidity[1]
- No term debt due until 2022
  - $950 million of notes callable at Laredo's option in 2017
- LPI's 49% Medallion ownership not pledged to borrowing base

## Debt Maturities Summary



Debt ($ MM)
$1,000
$800
$600
$400
$200
$0
2016
2017
2018
2019
2020
2021
2022
2023
5.625%
7.375%
6.250%
$210 MM Revolver (drawn)[1]
$815 MM Borrowing Base[2]
$1.3 B Senior unsecured notes

[1] As of 5/4/16
[2] As of May 2016 redetermination

# Further Improved Drilling and Completions Capital Savings


UWC/MWC Multi-Well Pad D&C Capital
D&C Capital Per Well ($ MM)
$8
$7
$6
$5
$4
$3
$2
$1
$0
7,500' Lateral
10,000' Lateral
Decreased $0.7 MM
Decreased $0.9 MM
$5.9
$5.2
11%
49%
40%
$6.8
$5.9
10%
53%
37%
YE-15[1]
FY-16E
YE-15[1]
FY-16E
D&C
Drilling
Completions
Equipment

**Equipment Capital Includes:**
- Pad Preparation
- Well-Site Metering
- Heater Treaters
- Separation Equipment
- Artificial Lift Equipment

***Average ~13% UWC/MWC capital savings on comparable YE-15 wells***

[1] YE-15 well cost estimates for FY-16

# Drilling Efficiencies Yield Permanent Savings



Total Drilling Efficiency
Rig Accept. to Rig Release (Ft/Day)
1,000
900
800
700
600
500
400
300
200
100
0
Efficiency improvement is equivalent to cutting days from an average well
~98% Increase in Total Drilling Efficiency Since 1Q-14
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16



Average Drilling Days
Rig Accept. to Rig Release (Drilling Days)
35
30
25
20
15
10
5
0
Reduction achieved while also increasing average lateral length
~40% Reduction in Average Drilling Days since 1Q-14
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16

# Enhancing Completions with the Earth Model and More Sand


Standard
Wellbore

***Objective of the Earth Model is to facilitate the landing and steering of the wellbore and optimize the completion to maximize oil production***

## Completions Testing:

- 1,400 lbs - 1,800 lbs of sand per foot
- Multiple stage lengths and cluster spacings
- Applying learnings from proprietary Gas Technology Institute project


Geosteering
(stay in zone)
Frac Design
& Spacing
1
2
3
Select Landing
Point
Frac Barrier

# Earth Model and Optimized Completions Benefits



1,200
1,000
800
600
400
200
0
Cumulative Production (MBO)
24
20
16
12
8
4
0
# of Wells
Actual, ~132% of Oil Type Curve¹
Earth Model Estimate, ~115% of Oil Type Curve
Oil Type Curve
0
30
60
90
120
150
180
210
240
Producing Days

***All wells utilizing the Earth Model and increased sand have performed at an average of ~132% of Oil Type Curve[1]***

[1] Average cumulative production data through 4/26/16. 18 Hz wells have utilized both the Earth Model and increased sand

# Enhancing Well Returns



Returns are prior to
any Earth Model uplift
Well Returns¹ (% Rate of Return)
80%
70%
60%
50%
40%
30%
20%
10%
0%
18%
24%
33%
44%
51%
71%
$35
$45
$55
Realized Crude Oil ($/Bbl)
MWC
UWC

**Robust economics in stressed commodity price environments**

[1] Returns reflect 10,000' laterals, additional sand, two-well pads, $2.75/Mcf realized natural gas, and NGL price realizations of 25% of WTI

# YE-15 Total Proved Reserves by Product

| YE-15 Total Proved Reserves | % of Total Proved Reserves | % Oil |
|---|---|---|
| PD (Hz) | | 42% |
| PD (Vt) | | 36% |
| Total PD | 80% | 41% |
| PUD (Hz) | | 46% |
| PUD (Vt) | | - |
| Total PUD | 20% | 46% |
| Total Proved Reserves[1] | | 42% |



Natural Gas 29%
Oil 42%
NGL 29%

***38 horizontal PUD locations booked at gross EUR of ~900 MBOE per location***

[1] Total Proved Reserves prepared by Ryder Scott

# Reducing Cash Costs



$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Cash Costs ($/BOE)
$17.01
$14.07
$13.52
$12.15
$12.26
$10.26
~27% YoY decrease
FY-14[1]
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
LOE
Cash G&A
Prod & ad val tax
Midstream

***Continuing to diligently cut cash costs***

[1] 2014 results have been converted to 3-stream using actual gas plant economics

# Production Corridors Lower Capital and Operational Costs

| LMS Service | 1Q-16 Benefits Actual ($ MM) | 2016 Benefits Estimated ($ MM)[1] |
|---|---|---|
| Crude Gathering | $2.2 | ~$8.9 |
| Centralized Gas Lift | $0.2 | ~$1.6 |
| Frac Water (Recycled vs Fresh) | $0.3 | ~$3.9 |
| Produced Water (Recycled vs Disposed) | $0.6 | ~$1.9 |
| Produced Water (Gathered vs Trucked) | $2.9 | ~$5.0 |
| **Corridor Benefit** | **$6.2** | **~$21.3** |

***~$1.9 MM LMS benefit over life of each 10,000' corridor well***


16%
18%
30%
36%
LPI Capital Savings
LPI LOE Savings
LPI Incr. Revenues (Pricing)
3rd-Party Midstream Profit


GLASSCOCK
REAGAN
HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Laredo corridor
Laredo leasehold

[1] Benefits estimates as of Company's Press Release dated Feb. 16, 2016

# Medallion - Midland Basin Crude Oil System[1]

- ~500 miles with >290,000 net acres dedicated to system
- >2 million acres either under AMI or supporting firm commitments
- Capacity expected to exceed 500,000 BOPD from all current delivery points
- YE-16 exit rate expected to be 140 - 150 MBOPD



DAWSON
BORDEN
SCURRY
FISHER
MARTIN
HOWARD
MITCHELL
NOLAN
Shell's Tanks, PE II
Bridgetex
Enterprise
GLASSCOCK
MIDLAND
STERLING
COKE
TOM
UPTON
REAGAN
CROCKETT
Longhorn Pipeline
Legend
Truck offloading
Delivery point
Refinery
Medallion pipelines (active)
Medallion pipelines (under construction)
LPI Leasehold
3rd Party Acreage

Medallion's Delivered Volumes



LPI's 2Q-16E cash flow margin[2] is $0.49/Bbl
Volumes (BOPD)
120,000
100,000
80,000
60,000
40,000
20,000
0
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16E
Laredo
3rd party

[1]Upon completion of committed projects

[2]Cash flow margin is defined as Net Income plus Depreciation and Amortization

Note: Laredo Midstream Services (LMS) is a 49% owner of the Midland Basin pipeline system operated by Medallion. As of 3/31/16, LMS has invested ~$195 MM of capital to fund all committed expansions to date

LAREDO PETROLEUM

# Premier Pipeline in the Right Basin

Permits Issued by County


Howard
5%
Reagan
11%
Martin
9%
Upton
9%
Midland
18%
Non-Medallion
Counties
42%
Glasscock
6%

- 58% (397/680) of 1Q-16 Texas State permits issued in the Permian Basin were in Medallion's six supply counties
- Premier pipeline status reinforced by 46% of current active rigs in the Permian represented in six supply county area (39% in late 2015)


Dedicated
Operators
39%
Non-Dedicated
Operators
61%

- 39% of permits issued in Medallion's six supply counties in 1Q-16 were to producers dedicated to the Medallion - Midland Basin Pipeline

***Significant activity in the Midland Basin surrounding Medallion's built footprint***

LAREDO PETROLEUM


ENSIGN

LAREDO PETROLEUM

# Appendix

# Infrastructure Integrated with Complete Development Plan


Oil gathering station
Oil takeaway pipeline
Plains to Midland
Oil gathering line
Gas lift compression facility
Oil takeaway pipeline
Medallion to Colorado City
Gas gathering line
Linked water storage facilities
Rig fuel line
Water recycling facility
Gas takeaway pipeline

***Production corridors leverage Laredo's contiguous acreage base to facilitate efficient resource development***

# Upper Wolfcamp Type Curves

## 10,000' Lateral


1,000
100
10
BOE/D
1
12
24
36
48
60
Months
Normalized production[1]
Type curve

- EUR: 1,110 MBOE (45% oil)
- 180-day cumulative: 118 MBOE (61% oil)
- 365-day cumulative: 187 MBOE (58% oil)

## 7,500' Lateral


1,000
100
10
BOE/D
1
12
24
36
48
60
Months
Normalized production[2]
Type curve

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 90 MBOE (61% oil)
- 365-day cumulative: 142 MBOE (58% oil)

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 2/19/16, utilizing 72% residue shrink & 117 Bbl/MMcf yield

LAREDO PETROLEUM

# Middle Wolfcamp Type Curves

## 10,000' Lateral


1,000
100
10
BOE/D
1
12
24
36
48
60
Months
Normalized production[1]
Type curve

- EUR: 1,000 MBOE (51% oil)
- 180-day cumulative: 104 MBOE (62% oil)
- 365-day cumulative: 165 MBOE (59% oil)

## 7,500' Lateral


1,000
100
10
BOE/D
1
12
24
36
48
60
Months
Normalized production[2]
Type curve

- EUR: 750 MBOE (51% oil)
- 180-day cumulative: 79 MBOE (62% oil)
- 365-day cumulative: 125 MBOE (59% oil)

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 2/19/16, utilizing 72% residue shrink & 117 Bbl/MMcf yield

LAREDO PETROLEUM

# Oil & Natural Gas Hedges

| *Open Positions as of May 4, 2016* | 1Q-16 - 4Q-16 | 2017 | 2018 | Total |
|---|---|---|---|---|
| **OIL[1]** | | | | |
| **Puts:** | | | | |
| Hedged volume (Bbls) | 1,572,000 | 1,049,375 | 1,049,375 | 3,670,750 |
| Weighted average price ($/Bbl) | $43.09 | $60.00 | $60.00 | $52.76 |
| **Swaps:** | | | | |
| Hedged volume (Bbls) | 1,182,500 | | | 1,182,500 |
| Weighted average price ($/Bbl) | $84.82 | | | $84.82 |
| **Collars:** | | | | |
| Hedged volume (Bbls) | 2,743,750 | 2,628,000 | | 5,371,750 |
| Weighted average floor price ($/Bbl) | $73.99 | $60.00 | | $67.14 |
| Weighted average ceiling price ($/Bbl) | $89.63 | $97.22 | | $93.34 |
| **Total volume with a floor (Bbls)** | **5,498,250** | **3,677,375** | **1,049,375** | **10,225,000** |
| **Weighted-average floor price ($/Bbl)** | **$67.48** | **$60.00** | **$60.00** | **$64.02** |

| | | | | |
|---|---|---|---|---|
| **NATURAL GAS[2]** | | | | |
| **Puts:** | | | | |
| Hedged volume (MMBtu) | | 8,040,000 | 8,220,000 | 16,260,000 |
| Weighted average floor price ($/MMBtu) | | $2.50 | $2.50 | $2.50 |
| **Collars:** | | | | |
| Hedged volume (MMBtu) | 14,025,000 | 10,731,000 | 4,635,500 | 29,391,500 |
| Weighted average floor price ($/MMBtu) | $3.00 | $2.76 | $2.50 | $2.83 |
| Weighted average ceiling price ($/MMBtu) | $5.60 | $3.53 | $3.60 | $4.53 |
| **Total volume with a floor (MMBtu)** | **14,025,000** | **18,771,000** | **12,855,500** | **45,651,500** |
| **Weighted-average floor price ($/MMBtu)** | **$3.00** | **$2.65** | **$2.50** | **$2.71** |

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period

LAREDO PETROLEUM

# Second-Quarter 2016 Guidance

| | 2Q-2016 |
|---|---|
| Production (MMBOE)…………………………………………………………………………………….. | 3.8 - 4.1 |
| Product % of total production: | |
| Crude oil……………………………………………………………………………………………. | 45% - 47% |
| Natural gas liquids……………………………………………………………………………… | 26% - 27% |
| Natural gas………………………………………………………………………………………… | 27% - 28% |
| Price Realizations (pre-hedge): | |
| Crude oil (% of WTI)…………………………………………………………………………….. | ~82% |
| Natural gas liquids (% of WTI)………………………………………………………………….. | ~24% |
| Natural gas (% of Henry Hub)…………………………………………………………………… | ~67% |
| Operating Costs & Expenses: | |
| Lease operating expenses ($/BOE)…………………………………………………………….. | $4.75 - $5.75 |
| Midstream expenses ($/BOE)……………………………………………………………………. | $0.15 - $0.35 |
| Production and ad valorem taxes (% of oil, NGL and natural gas revenue)…………………. | 8.25% |
| General and administrative expenses ($/BOE)………………………………………………….. | $4.75 - $5.75 |
| Depletion, depreciation and amortization ($/BOE)…………………………………………….. | $8.50 - $9.50 |

# 2015 & 2016 (YTD) Actuals

| | | | 1Q-15 | 2Q-15 | 3Q-15 | 4Q-15 | FY-15 | 1Q-16 |
|---|---|---|---|---|---|---|---|---|
| Production | **Production (3-Stream)** | | | | | | | |
| | **BOE/D** | | **47,487** | **46,532** | **44,820** | **40,368** | **44,782** | **46,202** |
| | | **% oil** | **51%** | **46%** | **45%** | **45%** | **47%** | **48%** |
| Realized Pricing | **3-Stream Prices** | | | | | | | |
| | Gas ($/Mcf) | | $2.14 | $1.82 | $2.01 | $1.76 | $1.93 | $1.31 |
| | NGL ($/Bbl) | | $13.34 | $12.85 | $10.36 | $11.06 | $11.86 | $8.50 |
| | Oil ($/Bbl) | | $41.73 | $50.77 | $42.88 | $36.97 | $43.27 | $27.51 |
| Unit Cost Metrics | **3-Stream Unit Cost Metrics** | | | | | | | |
| | Lease Operating ($/BOE) | | $7.58 | $6.90 | $6.09 | $5.83 | $6.63 | $4.88 |
| | Midstream ($/BOE) | | $0.37 | $0.38 | $0.26 | $0.43 | $0.36 | $0.14 |
| | G&A ($/BOE) | | $5.11 | $5.48 | $5.56 | $6.04 | $5.53 | $4.63 |
| | DD&A ($/BOE) | | $16.83 | $17.03 | $16.19 | $18.01 | $16.99 | $9.87 |

# 2014 Two-Stream to Three-Stream Conversions

| | | 1Q-14 | 2Q-14 | 3Q-14 | 4Q-14 | FY-14 |
|---|---|---|---|---|---|---|
| Production | **Production (2-Stream)** | | | | | |
| | **BOE/D** | **27,041** | **28,653** | **32,970** | **39,722** | **32,134** |
| | % oil | 58% | 58% | 59% | 60% | 59% |
| | **Production (3-Stream)** | | | | | |
| | **BOE/D** | **32,358** | **33,829** | **38,798** | **46,379** | **37,882** |
| | % oil | 49% | 49% | 50% | 51% | 50% |
| Realized Pricing | **2-Stream Prices** | | | | | |
| | Gas ($/Mcf) | $7.04 | $6.08 | $5.80 | $4.46 | $5.72 |
| | Oil ($/Bbl) | $91.78 | $94.47 | $87.65 | $65.05 | $82.83 |
| | **3-Stream Prices** | | | | | |
| | Gas ($/Mcf) | $4.00 | $3.73 | $3.25 | $3.00 | $3.45 |
| | NGL ($/Bbl) | $32.88 | $28.79 | $29.21 | $19.65 | $27.00 |
| | Oil ($/Bbl) | $91.78 | $94.47 | $87.65 | $65.05 | $82.83 |
| Unit Cost Metrics | **2-Stream Unit Cost Metrics** | | | | | |
| | Lease Operating ($/BOE) | $8.95 | $7.74 | $8.30 | $8.04 | $8.23 |
| | Midstream ($/BOE) | $0.35 | $0.59 | $0.40 | $0.50 | $0.46 |
| | G&A ($/BOE) | $11.36 | $11.34 | $8.93 | $5.95 | $9.04 |
| | DD&A ($/BOE) | $20.38 | $20.35 | $21.08 | $21.85 | $21.01 |
| | **3-Stream Unit Cost Metrics** | | | | | |
| | Lease Operating ($/BOE) | $7.48 | $6.55 | $7.05 | $6.88 | $6.98 |
| | Midstream ($/BOE) | $0.29 | $0.50 | $0.34 | $0.43 | $0.39 |
| | G&A ($/BOE) | $9.50 | $9.60 | $7.59 | $5.10 | $7.67 |
| | DD&A ($/BOE) | $17.03 | $17.23 | $17.91 | $18.72 | $17.83 |